Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
a)On January 8, 2026, the Company's 50%-owned Exmar LPG Joint Venture took delivery of the Meribel, the first of four 40,000-cubic meter dual-fueled LPG carriers scheduled for deliveries to the joint venture by Nantong CIMC in 2026. The vessel concurrently commenced its one-year charter contract with an international energy company.
b)On January 29, 2026, the Company sold its wholly-owned LNG carrier, the Seapeak Mars, for net proceeds of $12.1 million.
On March 16, 2026, the Company sold its wholly-owned LNG carrier, the Seapeak Jupiter, for net proceeds of $14.9 million.
c)On February 2, 2026, the Company made first installments totaling $48.9 million on the two LNG carrier newbuildings the Company ordered in December 2025.
d)On February 24, 2026, the Company acquired the Seapeak Creole LNG carrier from its Lessor for $100.0 million, resulting in the termination of the related finance lease.
e)On February 19, 2026, the Company entered into two interest rate swaps, whereby the Company will pay an amount based on a weighted-average fixed interest rate of 3.15% and will receive an amount based on three-month term SOFR, both rates as applied to an agreed notional principal amount. The aggregate notional principal amount of both interest rate swaps begins at $103.4 million upon their effective dates in February 2026 and March 2026, increases to $373.5 million by October 2027 and declines every three months thereafter to $124.3 million upon their maturity in August 2037 and September 2037, respectively. The interest rate swaps will economically hedge a portion of the Company's interest rate exposure on the expected debt financing for the Seapeak Kinabalu and the Seapeak Atlas (see Note 14a). The interest rate swaps mandatorily terminate in November 2027 and December 2027, respectively, at which time the interest rate swaps will be settled based upon their fair value at that time, unless otherwise extended.
On February 26, 2026, the Company entered into an interest rate swap, whereby the Company will pay an amount based on a fixed interest rate of 3.77% and will receive an amount based on three-month term SOFR, both rates as applied to an agreed notional principal amount. The notional principal amount of the interest rate swap begins at $39.1 million upon its effective date in January 2027, increases to $195.4 million by July 2028 and declines every three months thereafter to $69.4 million upon its maturity by July 2038. The interest rate swap will economically hedge a portion of the Company's interest rate exposure on the expected debt financing for one of the two 174,000-cubic meter low-pressure dual-fueled (X-DF) LNG carrier newbuildings (see Note 14a). The interest rate swap mandatorily terminates in July 2028, at which time the interest rate swap will be settled based upon its fair value at that time, unless otherwise extended.